Exhibit (a)(2)

Amplify ETF Trust

(a Massachusetts Business Trust)

Amended and Restated Establishment and Designation of Series of Shares of

Beneficial Interest

(Effective as of August 11, 2026)

WHEREAS, the initial Trustee of the Trust, acting pursuant to Section 4.9 of the Amended and Restated Declaration of Trust, dated November 5, 2015 (the “Declaration”), designated the Shares of the Trust into two series of shares of beneficial interests in the Trust (each, a “Series”) as of that same date as set forth on Schedule A to the Declaration, named YieldShares Equity Income Strategy ETF and Amplify Online Retail ETF;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 22, 2016, designated three additional Series to be named Amplify Dow Theory Forecasts Buy List ETF, YieldShares Prime 5 Dividend ETF, and YieldShares CWP Dividend & Option Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by unanimous consent of the Trustees of the Trust on September 2, 2016, changed the name of the Series previously designated YieldShares Prime 5 Dividend ETF to Amplify YieldShares Prime 5 Dividend ETF and the Series previously designated YieldShares CWP Dividend & Option Income ETF to Amplify YieldShares CWP Dividend & Option Income ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on March 14, 2017, designated one additional Series to be named Amplify YieldShares Oil Hedged MLP Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by unanimous consent of the Trustees of the Trust on June 20, 2017, changed the name of the Series previously designated Amplify YieldShares Prime 5 Dividend ETF to Amplify YieldShares Senior Loan and Income ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on December 12, 2017, designated two additional Series to be named Amplify YieldShares High Yield ETF and Amplify Blockchain Leaders ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by unanimous written consent of the Trustees of the Trust, on January 12, 2018, changed the name of the Series previously designated Amplify Blockchain Leaders ETF to Amplify Transformational Data Sharing ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on March 13, 2018, terminated Amplify YieldShares Oil Hedged MLP Income ETF and Amplify YieldShares High Yield ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to the remove of the Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on March 13, 2018, designated two additional Series to be named Amplify EASI Tactical Growth ETF and Amplify Advanced Battery Metals and Materials ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on September 18, 2018, terminated Amplify YieldShares Senior Loan and Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to the remove of the Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on September 18, 2018, designated three additional Series to be named Amplify CrowdBureau Peer-to-Peer Lending & Crowdfunding ETF, Amplify International Online Retail ETF and Amplify Seymour Growth Opportunities ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on October 4, 2018, designated one additional Series to be named Amplify BlackSwan Growth & Treasury Core ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on December 11, 2018, designated one additional Series to be named Amplify YieldShares High Income ETF, subsequently renamed Amplify High Income ETF by the Officers of the Trust, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on March 12, 2019, changed the name of the Series previously designated Amplify Seymour Growth Opportunities ETF to Amplify Seymour Alternative Plant Economy ETF and the name of the Series previously designated Amplify YieldShares CWP Dividend & Option Income ETF to Amplify CWP Enhanced Dividend Income ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by unanimous written consent on July 2, 2019, changed the name of the Series previously designated Amplify Seymour Alternative Plant Economy ETF to Amplify Seymour Cannabis ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 9, 2020, terminated Amplify EASI Tactical Growth ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to the remove of the Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 6, 2020, changed the name of the Series previously designated Amplify Advanced Battery Metals and Materials ETF to Amplify Lithium & Battery Technology ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on September 15, 2020, designated one additional Series to be named Amplify Pure Junior Gold Miners ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on September 15, 2020, changed the name of the Series previously designated Amplify CrowdBureau® Peer-to-Peer Lending & Crowdfunding ETF to Amplify CrowdBureau® Online Lending and Digital Banking ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on December 8, 2020, designated one additional Series to be named Amplify International BlackSwan Core ETF, and pursuant to Section 4.9 of the Declaration, the Trustees, by unanimous consent of the Trustees of the Trust on December 15, 2020, changed the name of the Series to Amplify BlackSwan ISWN ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 8, 2021, designated one additional Series to be named Amplify Cleaner Living ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 8, 2021, designated one additional Series to be named Amplify Thematic All-Stars ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 8, 2021, designated one additional Series to be named Amplify Digital & Online Trading ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 8, 2021, terminated Amplify CrowdBureau® Online Lending and Digital Banking ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to the remove of the Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on September 14, 2021, designated one additional Series to be named Amplify BlackSwan Tech & Treasury ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on December 2, 2021, designated one additional Series to be named Amplify Inflation Fighter ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on December 2, 2021, designated one additional Series to be named Amplify Volatility Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on December 2, 2021, changed the name of the Series previously designated Amplify International Online Retail ETF to Amplify Emerging Markets FinTech ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 7, 2022, designated one additional Series to be named Amplify International Enhanced Dividend Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 7, 2022, designated one additional Series to be named Amplify Natural Resources Dividend Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on September 13, 2022, terminated Amplify Pure Junior Gold Miners ETF and Amplify Cleaner Living ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to the remove of the Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 13, 2023, designated one additional Series to be named Amplify Cash Flow Dividend Leaders ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 13, 2023, designated one additional Series to be named Amplify Cash Flow High Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 13, 2023, terminated Amplify Digital & Online Trading ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to the remove of the Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on June 16, 2023, designated twelve additional Series to be named as follows, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series:

Amplify Cybersecurity ETF

Amplify Mobile Payments ETF

Amplify Junior Silver Miners ETF

Amplify Alternative Harvest ETF

Amplify U.S. Alternative Harvest ETF

Amplify Video Game Tech ETF

Amplify BlueStar Israel Technology ETF

Amplify Treatments, Testing & Advancements ETF

Amplify Global Cloud Technology ETF

Amplify AI Powered Equity ETF

Amplify Etho Climate Leadership U.S. ETF

Amplify Travel Tech ETF

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on September 12, 2023, designated one additional Series to be named Amplify Samsung SOFR ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on May 14, 2024, designated one additional Series to be named Amplify Weight Loss Drug & Treatment ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on May 14, 2024, designated one additional Series to be named Amplify CWP Growth & Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on May 14, 2024, changed the name of the Series previously designated Amplify International Enhanced Dividend Income ETF to Amplify CWP International Enhanced Dividend Income ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 13, 2024, designated one additional Series to be named Amplify Small-Mid Cap Equity ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 13, 2024, designated one additional Series to be named Amplify Bloomberg U.S. Treasury 12% Premium Covered Call ETF, and pursuant to Section 4.9 of the Declaration, the Trustees, by unanimous written consent of the Trustees of the Trust on October 16, 2024, changed the name of the Series to Amplify Bloomberg U.S. Treasury Target High Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 13, 2024, terminated Amplify Treatments, Testing and Advancements ETF, Amplify Inflation Fighter ETF and Amplify Emerging Markets FinTech ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to the remove of the Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 13, 2024, changed the name of the Series previously designated Amplify Global Cloud Technology ETF to Amplify Bloomberg AI Value Chain ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name changes;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by unanimous written consent of the Trustees of the Trust, on September 17, 2024, changed the name of the Series previously designated Amplify Mobile Payments ETF to Amplify Digital Payments ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on February 11, 2025, designated one additional Series to be named Amplify Bitcoin 24% Premium Income ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series; and

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on February 11, 2025, designated one additional Series to be named Amplify Bitcoin Max Income Covered Call ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on May 13, 2025, changed the name of the Series previously designated Amplify Bitcoin 24% Premium Income ETF to Amplify Bitcoin 2% Monthly Option Income ETF, effective on or about May 16, 2025, such other date as determined by the officers of the Trust and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on May 13, 2025, designated one additional Series to be named Amplify Samsung U.S. Natural Gas Infrastructure ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 12, 2025, changed the name of the Series previously designated Amplify Transformational Data Sharing ETF to Amplify Blockchain Technology ETF, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 12, 2025, changed the name of the Series previously designated Amplify High Income ETF to Amplify CEF High Income ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 12, 2025, designated four additional Series to be named as follows, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

Amplify SILJ Covered Call ETF

Amplify Ethereum 3% Monthly Option Income ETF

Amplify Ethereum Max Income Covered Call ETF

Amplify Solana 3% Monthly Option Income ETF

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on November 12, 2025, changed the name of the Series previously designated Amplify Natural Resources Dividend Income ETF to Amplify Energy & Natural Resources Covered Call ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on November 12, 2025, changed the name of the Series previously designated Amplify Bloomberg U.S. Treasury 12% Premium Income ETF to Amplify TLT U.S. Treasury 12% Option Income ETF and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on November 12, 2025, designated four additional Series to be named as follows, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

Amplify XRP 3% Monthly Premium Income ETF

Amplify Stablecoin Technology ETF

Amplify Tokenization Technology ETF

Amplify HACK Cybersecurity Covered Call ETF

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on February 10, 2026, changed the name of the Series previously designated Amplify SILJ Covered Call ETF to Amplify SILJ Junior Silver Miners Covered Call ETF, effective on or about March 2, 2026, or such other date as determined by the officers of the Trust and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on February 10, 2026, changed the name of the Series previously designated Amplify XRP 3% Monthly Premium Income ETF to Amplify XRP 3% Monthly Option Income ETF, effective on or about March 2, 2026, or such other date as determined by the officers of the Trust and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name change;

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on February 10, 2026, designated three additional Series to be named as follows, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

Amplify Municipal CEF High Income ETF

Amplify HYG High Yield 10% Target Income ETF

Amplify LQD Investment Grade 12% Target Income ETF

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on May 12, 2026, designated nine additional Series to be named as follows, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

Amplify Fairlead Tactical Bitcoin ETF

Amplify Bloomberg Defense Tech Top 10 ETF

Amplify Bloomberg Nuclear Top 10 ETF

Amplify Bloomberg Space Top 10 ETF

Amplify Bloomberg Semiconductors Top 10 ETF

Amplify Bloomberg Robotics Top 10 ETF

Amplify Bloomberg Quantum Top 10 ETF

Amplify S&P 500 Dividend Drivers ETF

Kodex SK Hynix 2x Long Daily ETF

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 11, 2026, designated two additional Series to be named as follows, and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial Interest in order to incorporate the new Series;

Amplify Top 10™ Asia Memory ETF

Amplify S&P 500 Autocallable Income ETF

WHEREAS, pursuant to Section 4.9 of the Declaration, the Trustees, by vote of at least a majority of the Trustees of the Trust on August 11, 2026, changed the name of six Series previously designated and authorized the amendment and restatement of the Establishment and Designation of Series of Shares of Beneficial interest in order to incorporate the name changes;

Amplify Bloomberg Defense Tech Top 10 ETF to Amplify Top 10™ Defense Tech ETF

Amplify Bloomberg Nuclear Top 10 ETF to Amplify Top 10™ Nuclear ETF

Amplify Bloomberg Space Top 10 ETF to Amplify Top 10™ Space ETF

Amplify Bloomberg Semiconductors Top 10 ETF to Amplify Top 10™ Semiconductors ETF

Amplify Bloomberg Robotics Top 10 ETF to Amplify Top 10™ Robotics ETF

Amplify Bloomberg Quantum Top 10 ETF to Amplify Top 10™ Quantum ETF

NOW THEREFORE, the Establishment and Designation of Series of Shares of Beneficial Interest is amended and restated in its entirety as follows:

The following Series of the Trust are established and designated with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

1.	YieldShares Equity Income Strategy ETF

2.	Amplify Online Retail ETF

3.	Amplify Dow Theory Forecasts Buy List ETF

4.	Amplify CWP Enhanced Dividend Income ETF

5.	Amplify Blockchain Technology ETF

6.	Amplify Lithium & Battery Technology ETF

7.	Amplify BlackSwan Growth & Treasury Core ETF

8.	Amplify Seymour Cannabis ETF

9.	Amplify CEF High Income ETF

10.	Amplify BlackSwan ISWN ETF

11.	Amplify Thematic All-Stars ETF

12.	Amplify BlackSwan Tech & Treasury ETF

13.	Amplify Volatility Income ETF

14.	Amplify CWP International Enhanced Dividend Income ETF

15.	Amplify Energy & Natural Resources Covered Call ETF

16.	Amplify Cash Flow Dividend Leaders ETF

17.	Amplify Cash Flow High Income ETF

18.	Amplify Cybersecurity ETF

19.	Amplify Digital Payments ETF

20.	Amplify Junior Silver Miners ETF

21.	Amplify Alternative Harvest ETF

22.	Amplify U.S. Alternative Harvest ETF

23.	Amplify Video Game Tech ETF

24.	Amplify BlueStar Israel Technology ETF

25.	Amplify Bloomberg AI Value Chain ETF

26.	Amplify AI Powered Equity ETF

27.	Amplify Etho Climate Leadership U.S. ETF

28.	Amplify Travel Tech ETF

29.	Amplify Samsung SOFR ETF

30.	Amplify Weight Loss Drug & Treatment ETF

31.	Amplify CWP Growth & Income ETF

32.	Amplify Small-Mid Cap Equity ETF

33.	Amplify TLT U.S. Treasury 12% Option Income ETF

34.	Amplify Bitcoin Max Income Covered Call ETF

35.	Amplify Bitcoin 2% Monthly Option Income ETF

36.	Amplify Samsung U.S. Natural Gas Infrastructure ETF

37.	Amplify SILJ Junior Silver Miners Covered Call ETF

38.	Amplify Ethereum 3% Monthly Option Income ETF

39.	Amplify Ethereum Max Income Covered Call ETF

40.	Amplify Solana 3% Monthly Option Income ETF

41.	Amplify XRP 3% Monthly Option Income ETF

42.	Amplify Stablecoin Technology ETF

43.	Amplify Tokenization Technology ETF

44.	Amplify HACK Cybersecurity Covered Call ETF

45.	Amplify Municipal CEF High Income ETF

46.	Amplify HYG High Yield 10% Target Income ETF

47.	Amplify LQD Investment Grade 12% Target Income ETF

48.	Amplify Fairlead Tactical Bitcoin ETF

49.	Amplify Top 10™ Defense Tech ETF

50.	Amplify Top 10™ Nuclear ETF

51.	Amplify Top 10™ Space ETF

52.	Amplify Top 10™ Semiconductors ETF

53.	Amplify Top 10™ Robotics ETF

54.	Amplify Top 10™ Quantum ETF

55.	Amplify S&P 500 Dividend Drivers ETF

56.	Kodex SK Hynix 2x Long Daily ETF

57.	Amplify Top 10™ Asia Memory ETF

58.	Amplify S&P 500 Autocallable Income ETF

1.       Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.        The number of authorized Shares of each Series is unlimited.

3.       Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust’s then currently effective registration statement under the Securities Act of 1933, as amended, to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4.       With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any,

(g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5.       The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6.       The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7.       Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

IN WITNESS WHEREOF, the undersigned, being the Secretary of the Trust, has executed this instrument as of this 11th day of August, 2026.

Amplify ETF Trust

/s/ David Wilding
David Wilding, Secretary